Exhibit 24.1

Bain Capital Specialty Finance, Inc.

Power of Attorney

Reports Under the Securities Exchange Act of 1934

The undersigned director of Bain Capital Specialty Finance, Inc., a Delaware corporation (the “Fund”), hereby constitutes and appoints Amit Joshi, Michael Ewald, Jeffrey Hawkins, Thomas Emery, Sally Dornaus, James Goldman and Jessica Yeager, the undersigned’s true lawful attorneys-in-fact and agents with full power to act without the others and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign my name to any Annual Report on Form 10-K of the Fund, and any and all other reports required to be filed by the Fund pursuant to the Securities Exchange Act of 1934, as amended, and any and all amendments thereto and other documents in connection therewith, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

By signing below, I hereby attest that, when using electronic signatures for purposes of and as permitted by Rule 302(b)(1) of Regulation S-T (i.e., signing a signature page or other document authenticating, acknowledging, or otherwise adopting my signature that appears in typed form within an electronic filing, such as a registration statement, report or other document, submitted under the Securities Act of 1933, the Securities Exchange Act of 1934, or the Investment Company Act of 1940 on the U.S. Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system), I agree that the use of such electronic signature constitutes the legal equivalent of my manual signature for purposes of authenticating the signature to any filing for which it is provided. I understand that (i) this attestation will be retained for as long as I may use an electronic signature for purposes of Rule 302(b)(1) and for a minimum period of seven years after the date of the most recent electronically signed document or as otherwise required under such rule; and (ii) this attestation shall be furnished to the U.S. Securities and Exchange Commission or its staff upon request.

WITNESS my hand on this 19th day of February, 2025.

/s/ Michael J. Boyle

__________________________

Michael J. Boyle

Director and President

Bain Capital Specialty Finance, Inc.

Power of Attorney

Reports Under the Securities Exchange Act of 1934

The undersigned director of Bain Capital Specialty Finance, Inc., a Delaware corporation (the “Fund”), hereby constitutes and appoints Amit Joshi, Michael Boyle, Jeffrey Hawkins, Thomas Emery, Sally Dornaus, James Goldman and Jessica Yeager, the undersigned’s true lawful attorneys-in-fact and agents with full power to act without the others and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign my name to any Annual Report on Form 10-K of the Fund, and any and all other reports required to be filed by the Fund pursuant to the Securities Exchange Act of 1934, as amended, and any and all amendments thereto and other documents in connection therewith, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

By signing below, I hereby attest that, when using electronic signatures for purposes of and as permitted by Rule 302(b)(1) of Regulation S-T (i.e., signing a signature page or other document authenticating, acknowledging, or otherwise adopting my signature that appears in typed form within an electronic filing, such as a registration statement, report or other document, submitted under the Securities Act of 1933, the Securities Exchange Act of 1934, or the Investment Company Act of 1940 on the U.S. Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system), I agree that the use of such electronic signature constitutes the legal equivalent of my manual signature for purposes of authenticating the signature to any filing for which it is provided. I understand that (i) this attestation will be retained for as long as I may use an electronic signature for purposes of Rule 302(b)(1) and for a minimum period of seven years after the date of the most recent electronically signed document or as otherwise required under such rule; and (ii) this attestation shall be furnished to the U.S. Securities and Exchange Commission or its staff upon request.

WITNESS my hand on this 19th day of February, 2025.

/s/ Michael A. Ewald

__________________________

Michael A. Ewald

Chief Executive Officer

Bain Capital Specialty Finance, Inc.

Power of Attorney

Reports Under the Securities Exchange Act of 1934

The undersigned director of Bain Capital Specialty Finance, Inc., a Delaware corporation (the “Fund”), hereby constitutes and appoints Amit Joshi, Michael Ewald, Michael Boyle, Thomas Emery, Sally Dornaus, James Goldman and Jessica Yeager, the undersigned’s true lawful attorneys-in-fact and agents with full power to act without the others and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign my name to any Annual Report on Form 10-K of the Fund, and any and all other reports required to be filed by the Fund pursuant to the Securities Exchange Act of 1934, as amended, and any and all amendments thereto and other documents in connection therewith, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

By signing below, I hereby attest that, when using electronic signatures for purposes of and as permitted by Rule 302(b)(1) of Regulation S-T (i.e., signing a signature page or other document authenticating, acknowledging, or otherwise adopting my signature that appears in typed form within an electronic filing, such as a registration statement, report or other document, submitted under the Securities Act of 1933, the Securities Exchange Act of 1934, or the Investment Company Act of 1940 on the U.S. Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system), I agree that the use of such electronic signature constitutes the legal equivalent of my manual signature for purposes of authenticating the signature to any filing for which it is provided. I understand that (i) this attestation will be retained for as long as I may use an electronic signature for purposes of Rule 302(b)(1) and for a minimum period of seven years after the date of the most recent electronically signed document or as otherwise required under such rule; and (ii) this attestation shall be furnished to the U.S. Securities and Exchange Commission or its staff upon request.

WITNESS my hand on this 19th day of February, 2025.

/s/ Jeffrey B. Hawkins

__________________________

Jeffrey B. Hawkins

Director

Bain Capital Specialty Finance, Inc.

Power of Attorney

Reports Under the Securities Exchange Act of 1934

The undersigned director of Bain Capital Specialty Finance, Inc., a Delaware corporation (the “Fund”), hereby constitutes and appoints Amit Joshi, Michael Ewald, Michael Boyle, Jeffrey Hawkins, Thomas Emery, Sally Dornaus, James Goldman and Jessica Yeager, the undersigned’s true lawful attorneys-in-fact and agents with full power to act without the others and with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign my name to any Annual Report on Form 10-K of the Fund, and any and all other reports required to be filed by the Fund pursuant to the Securities Exchange Act of 1934, as amended, and any and all amendments thereto and other documents in connection therewith, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully and to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

By signing below, I hereby attest that, when using electronic signatures for purposes of and as permitted by Rule 302(b)(1) of Regulation S-T (i.e., signing a signature page or other document authenticating, acknowledging, or otherwise adopting my signature that appears in typed form within an electronic filing, such as a registration statement, report or other document, submitted under the Securities Act of 1933, the Securities Exchange Act of 1934, or the Investment Company Act of 1940 on the U.S. Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system), I agree that the use of such electronic signature constitutes the legal equivalent of my manual signature for purposes of authenticating the signature to any filing for which it is provided. I understand that (i) this attestation will be retained for as long as I may use an electronic signature for purposes of Rule 302(b)(1) and for a minimum period of seven years after the date of the most recent electronically signed document or as otherwise required under such rule; and (ii) this attestation shall be furnished to the U.S. Securities and Exchange Commission or its staff upon request.

WITNESS my hand on this 19th day of February, 2025.

/s/ Amy Butte

__________________________

Amy Butte

Director

Bain Capital Specialty Finance, Inc.

Power of Attorney

Reports Under the Securities Exchange Act of 1934

The undersigned director of Bain Capital Specialty Finance, Inc., a Delaware corporation (the “Fund”), hereby constitutes and appoints Amit Joshi, Michael Ewald, Michael Boyle, Jeffrey Hawkins, Thomas Emery, Sally Dornaus, James Goldman and Jessica Yeager, the undersigned’s true lawful attorneys-in-fact and agents with full power to act without the others and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign my name to any Annual Report on Form 10-K of the Fund, and any and all other reports required to be filed by the Fund pursuant to the Securities Exchange Act of 1934, as amended, and any and all amendments thereto and other documents in connection therewith, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

By signing below, I hereby attest that, when using electronic signatures for purposes of and as permitted by Rule 302(b)(1) of Regulation S-T (i.e., signing a signature page or other document authenticating, acknowledging, or otherwise adopting my signature that appears in typed form within an electronic filing, such as a registration statement, report or other document, submitted under the Securities Act of 1933, the Securities Exchange Act of 1934, or the Investment Company Act of 1940 on the U.S. Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system), I agree that the use of such electronic signature constitutes the legal equivalent of my manual signature for purposes of authenticating the signature to any filing for which it is provided. I understand that (i) this attestation will be retained for as long as I may use an electronic signature for purposes of Rule 302(b)(1) and for a minimum period of seven years after the date of the most recent electronically signed document or as otherwise required under such rule; and (ii) this attestation shall be furnished to the U.S. Securities and Exchange Commission or its staff upon request.

WITNESS my hand on this 19th day of February, 2025.

/s/ David G. Fubini

__________________________

David G. Fubini

Director

Bain Capital Specialty Finance, Inc.

Power of Attorney

Reports Under the Securities Exchange Act of 1934

The undersigned director of Bain Capital Specialty Finance, Inc., a Delaware corporation (the “Fund”), hereby constitutes and appoints Amit Joshi, Michael Ewald, Michael Boyle, Jeffrey Hawkins, Thomas Emery, Sally Dornaus, James Goldman and Jessica Yeager, the undersigned’s true lawful attorneys-in-fact and agents with full power to act without the others and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign my name to any Annual Report on Form 10-K of the Fund, and any and all other reports required to be filed by the Fund pursuant to the Securities Exchange Act of 1934, as amended, and any and all amendments thereto and other documents in connection therewith, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

By signing below, I hereby attest that, when using electronic signatures for purposes of and as permitted by Rule 302(b)(1) of Regulation S-T (i.e., signing a signature page or other document authenticating, acknowledging, or otherwise adopting my signature that appears in typed form within an electronic filing, such as a registration statement, report or other document, submitted under the Securities Act of 1933, the Securities Exchange Act of 1934, or the Investment Company Act of 1940 on the U.S. Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system), I agree that the use of such electronic signature constitutes the legal equivalent of my manual signature for purposes of authenticating the signature to any filing for which it is provided. I understand that (i) this attestation will be retained for as long as I may use an electronic signature for purposes of Rule 302(b)(1) and for a minimum period of seven years after the date of the most recent electronically signed document or as otherwise required under such rule; and (ii) this attestation shall be furnished to the U.S. Securities and Exchange Commission or its staff upon request.

WITNESS my hand on this 19th day of February, 2025.

/s/ Thomas A. Hough

__________________________

Thomas A. Hough

Director

Bain Capital Specialty Finance, Inc.

Power of Attorney

Reports Under the Securities Exchange Act of 1934

The undersigned director of Bain Capital Specialty Finance, Inc., a Delaware corporation (the “Fund”), hereby constitutes and appoints Amit Joshi, Michael Ewald, Michael Boyle, Jeffrey Hawkins, Thomas Emery, Sally Dornaus, James Goldman and Jessica Yeager, the undersigned’s true lawful attorneys-in-fact and agents with full power to act without the others and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign my name to any Annual Report on Form 10-K of the Fund, and any and all other reports required to be filed by the Fund pursuant to the Securities Exchange Act of 1934, as amended, and any and all amendments thereto and other documents in connection therewith, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

By signing below, I hereby attest that, when using electronic signatures for purposes of and as permitted by Rule 302(b)(1) of Regulation S-T (i.e., signing a signature page or other document authenticating, acknowledging, or otherwise adopting my signature that appears in typed form within an electronic filing, such as a registration statement, report or other document, submitted under the Securities Act of 1933, the Securities Exchange Act of 1934, or the Investment Company Act of 1940 on the U.S. Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system), I agree that the use of such electronic signature constitutes the legal equivalent of my manual signature for purposes of authenticating the signature to any filing for which it is provided. I understand that (i) this attestation will be retained for as long as I may use an electronic signature for purposes of Rule 302(b)(1) and for a minimum period of seven years after the date of the most recent electronically signed document or as otherwise required under such rule; and (ii) this attestation shall be furnished to the U.S. Securities and Exchange Commission or its staff upon request.

WITNESS my hand on this 19th day of February, 2025.

/s/ Jay Margolis

__________________________

Jay Margolis

Director

Bain Capital Specialty Finance, Inc.

Power of Attorney

Reports Under the Securities Exchange Act of 1934

The undersigned director of Bain Capital Specialty Finance, Inc., a Delaware corporation (the “Fund”), hereby constitutes and appoints Amit Joshi, Michael Ewald, Michael Boyle, Jeffrey Hawkins, Thomas Emery, Sally Dornaus, James Goldman and Jessica Yeager, the undersigned’s true lawful attorneys-in-fact and agents with full power to act without the others and with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign my name to any Annual Report on Form 10-K of the Fund, and any and all other reports required to be filed by the Fund pursuant to the Securities Exchange Act of 1934, as amended, and any and all amendments thereto and other documents in connection therewith, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully and to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

By signing below, I hereby attest that, when using electronic signatures for purposes of and as permitted by Rule 302(b)(1) of Regulation S-T (i.e., signing a signature page or other document authenticating, acknowledging, or otherwise adopting my signature that appears in typed form within an electronic filing, such as a registration statement, report or other document, submitted under the Securities Act of 1933, the Securities Exchange Act of 1934, or the Investment Company Act of 1940 on the U.S. Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system), I agree that the use of such electronic signature constitutes the legal equivalent of my manual signature for purposes of authenticating the signature to any filing for which it is provided. I understand that (i) this attestation will be retained for as long as I may use an electronic signature for purposes of Rule 302(b)(1) and for a minimum period of seven years after the date of the most recent electronically signed document or as otherwise required under such rule; and (ii) this attestation shall be furnished to the U.S. Securities and Exchange Commission or its staff upon request.

WITNESS my hand on this 19th day of February, 2025.

/s/ Clare S. Richer

__________________________

Clare S. Richer

Director

Bain Capital Specialty Finance, Inc.

Power of Attorney

Reports Under the Securities Exchange Act of 1934

The undersigned director of Bain Capital Specialty Finance, Inc., a Delaware corporation (the “Fund”), hereby constitutes and appoints Michael Ewald, Michael Boyle, Jeffrey Hawkins, Thomas Emery, Sally Dornaus, James Goldman and Jessica Yeager, the undersigned’s true lawful attorneys-in-fact and agents with full power to act without the others and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign my name to any Annual Report on Form 10-K of the Fund, and any and all other reports required to be filed by the Fund pursuant to the Securities Exchange Act of 1934, as amended, and any and all amendments thereto and other documents in connection therewith, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

By signing below, I hereby attest that, when using electronic signatures for purposes of and as permitted by Rule 302(b)(1) of Regulation S-T (i.e., signing a signature page or other document authenticating, acknowledging, or otherwise adopting my signature that appears in typed form within an electronic filing, such as a registration statement, report or other document, submitted under the Securities Act of 1933, the Securities Exchange Act of 1934, or the Investment Company Act of 1940 on the U.S. Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system), I agree that the use of such electronic signature constitutes the legal equivalent of my manual signature for purposes of authenticating the signature to any filing for which it is provided. I understand that (i) this attestation will be retained for as long as I may use an electronic signature for purposes of Rule 302(b)(1) and for a minimum period of seven years after the date of the most recent electronically signed document or as otherwise required under such rule; and (ii) this attestation shall be furnished to the U.S. Securities and Exchange Commission or its staff upon request.

WITNESS my hand on this 20th day of February, 2025.

/s/ Amit Joshi

__________________________

Amit Joshi

Chief Financial Officer

Bain Capital Specialty Finance, Inc.

Power of Attorney

Reports Under the Securities Exchange Act of 1934

The undersigned director of Bain Capital Specialty Finance, Inc., a Delaware corporation (the “Fund”), hereby constitutes and appoints Amit Joshi, Michael Ewald, Michael Boyle, Jeffrey Hawkins, Thomas Emery, Sally Dornaus and James Goldman, the undersigned’s true lawful attorneys-in-fact and agents with full power to act without the others and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign my name to any Annual Report on Form 10-K of the Fund, and any and all other reports required to be filed by the Fund pursuant to the Securities Exchange Act of 1934, as amended, and any and all amendments thereto and other documents in connection therewith, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

By signing below, I hereby attest that, when using electronic signatures for purposes of and as permitted by Rule 302(b)(1) of Regulation S-T (i.e., signing a signature page or other document authenticating, acknowledging, or otherwise adopting my signature that appears in typed form within an electronic filing, such as a registration statement, report or other document, submitted under the Securities Act of 1933, the Securities Exchange Act of 1934, or the Investment Company Act of 1940 on the U.S. Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system), I agree that the use of such electronic signature constitutes the legal equivalent of my manual signature for purposes of authenticating the signature to any filing for which it is provided. I understand that (i) this attestation will be retained for as long as I may use an electronic signature for purposes of Rule 302(b)(1) and for a minimum period of seven years after the date of the most recent electronically signed document or as otherwise required under such rule; and (ii) this attestation shall be furnished to the U.S. Securities and Exchange Commission or its staff upon request.

WITNESS my hand on this 20th day of February, 2025.

/s/ Jessica Yeager

__________________________

Jessica Yeager

General Counsel